Exhibit 10.26.1

Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].

SCHEDULE 7 (BREEDING)

THIS SCHEDULE is made this 1st day of August 2012;

BETWEEN	CERES, INC., a Delaware corporation, having its principal place of business at 1535 Rancho Conejo Blvd., Thousand Oaks, CA 91320 (“CERES”) and

THE SAMUEL ROBERTS NOBLE FOUNDATION INCORPORATED, an Oklahoma non-profit corporation, having its principal place of business at 2510 Sam Noble Parkway, Ardmore, Oklahoma 73401 (“NOBLE”);

WHEREAS, CERES and NOBLE have entered into a Master Research Agreement (“MRA”), dated 19 May 2006, which allows for the undertaking of RESEARCH PROJECTS pursuant to SCHEDULES, these terms being defined in the MRA; and

THEREFORE, the parties have agreed to undertake the following RESEARCH PROJECT as defined herein on the following terms and conditions:

GENERAL

A. Unless otherwise specified herein, the terms of the MRA shall apply to this SCHEDULE.

B. In the event of any difference between the terms of this SCHEDULE and the MRA, then the terms of this SCHEDULE shall prevail.

RESEARCH PROJECT TITLE: Switchgrass Cultivar Development

1.	PROPOSAL OBJECTIVE: Develop commercial switchgrass cultivars for use in bioenergy and forage cropping systems via conventional breeding and developing molecular [***] tools.

1.1 Testing of Experimental [***] Cultivars and [***]

1.2 Building Populations for Use as [***] for Future [***] Parents

2.	WORK TO BE UNDERTAKEN:

See	RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE).

3.	DETAILED WORKPLAN:

See	RESEARCH AND DEVELOPMENT PLAN (Attachment A to this SCHEDULE).

4.	LOCATION OF WORK:

NOBLE Work:

All NOBLE laboratory and greenhouse facilities and properties will be conducted at its Ardmore and Burneyville locations, as well as current plots at UGA farms in Georgia.

CERES Work:

College Station Research Center, TX

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5.	PRINCIPAL SCIENTIFIC STAFF:

Joe Bouton (NOBLE)

Charlie Brummer (NOBLE)

Malay Saha (NOBLE)

Jeff Gwyn (CERES)

Charlie Rodgers (CERES)

Tim Swaller (CERES)

6.	MAJOR CONSUMABLES/LIVESTOCK TO BE PURCHASED:

None

7.	REPORTS:

All reports shall be delivered to the MANAGEMENT COMMITTEE on or before the required delivery dates for the same.

NOBLE will deliver at each quarterly MANAGEMENT COMMITTEE meeting (or annual meeting, as the case may be):

•	Annual Report (compilation of slide presentations and quarterly minutes) (annual meeting).

•	Quarterly status update and FTE breakout based on attached planning document.

•	Actual spending relative to budget.

•	INTELLECTUAL PROPERTY generated during the period.

•	Copies of slide presentations summarizing research progress (template attached as Attachment B to this SCHEDULE).

•	Phenotypic and genotypic information collected on different populations evaluated in this collaboration.

Additional information, if not specifically included in the delivered information (above), shall be delivered (or later provided, wherein the delivering party shall indicate the delivery method and time) as supporting information at the related quarterly meeting, if available:

NOBLE will deliver:

•	Copies of field or greenhouse books and records

•	Copies of raw field trial data

•	Raw [***] and plant phenotypic data

•	[***], seed, dry tissue, and [***] from different populations as required

CERES will deliver:

•	[***] information such as sequence specific to agreed phenotypic association utilized in the program

8.	COMMENCEMENT/TERMINATION:

Commencement: August 1, 2012

Termination: July 31, 2014

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9.	REPORT PREPARATION:

Joe Bouton (NOBLE)

Charlie Brummer (NOBLE)

Malay Saha (NOBLE)

Jeff Gwyn (CERES)

Charlie Rodgers (CERES)

Tim Swaller (CERES)

10.	REPORT DATES:

Quarterly reports and information: Due at quarterly meetings of the MANAGEMENT COMMITTEE per the MRA (e.g., March, June, September, December).

11.	ASSETS:

Not applicable

12.	INSURANCE:

Not applicable

13.	CONTRIBUTION TO JOINT INTELLECTUAL PROPERTY:

Controlled by MRA

14.	SPECIAL CONDITIONS:

Not applicable

15.	INTELLECTUAL PROPERTY RIGHTS:

15.1	NOBLE Background Intellectual Property:

•	Breeding populations, phenotypes and [***] on these populations

15.2	CERES Background Intellectual Property:

•	Sequences from switchgrass and other species

•	Gene trait association information

•	Patent applications covering any of the foregoing

16.	SUBCONTRACTORS AND LOCATIONS:

Not applicable

17.	PROVISIONS FOR EARLY TERMINATION:

This SCHEDULE does not terminate automatically upon termination of the MRA.

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This SCHEDULE shall expire pursuant to the terms set forth in this SCHEDULE, unless extended by the mutual agreement of the parties, or unless sooner terminated in accordance with the following provisions of this Paragraph:

(a) mutual, written agreement of the parties;

(b) failure of one party to satisfy its material obligations under this Agreement, and such party subsequently fails to cure such failure(s) within (i) thirty (30) days for failures to remit payment for amounts due under this Agreement and (ii) ninety (90) days for all other obligations in each case after receipt of written notice from the non-breaching party specifying such failure(s);

(c) one hundred eighty (180) days’ prior written notice of termination by either CERES or NOBLE to the other party in case either the terminating party or the other party ceases substantially all activities in the COLLABORATION CROPS;

(d) NOBLE will have the right to terminate this Agreement unilaterally with thirty (30) days’ written notice to CERES, (i) if CERES seeks protection under any bankruptcy, insolvency, receivership, trust, deed, creditors arrangement or comparable proceeding or if any such proceeding is instituted against CERES (and not dismissed within one hundred twenty (120) days); (ii) in case of dissolution or winding up of CERES (excluding any situation where all or substantially all of CERES’ assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise)); or (iii) with one hundred twenty (120) days’ written notice to CERES, if the institutional mission, purpose or structure of NOBLE would change substantially and adversely affect NOBLE’S ability to satisfy its obligations hereunder; or

(e) CERES will have the right to terminate this Agreement unilaterally: (i) with thirty (30) days’ written notice to NOBLE if Dr. Joe Bouton and Dr. Charlie Brummer cease to be associated with NOBLE and the research activities associated with this SCHEDULE, and NOBLE has not replaced him within one hundred twenty (120) days by a person reasonably acceptable to CERES; (ii) with ninety (90) days’ written notice to NOBLE, if the institutional mission, purpose or structure of NOBLE would change substantially; or (iii) with one (1) year’s written notice to NOBLE, if CERES has compelling business reasons to cease the collaboration.

18.	USE AND COMMERCIALIZATION RIGHTS:

Controlled by MRA

19.	CONFIDENTIALITY/PUBLICATION:

Controlled by MRA

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20.	FUNDING APPROVED:

Projected Budget (per year from CERES):

Personnel	Year 1		Year 2	Sub-totals
Res. Assistant + Fringe Benefits	$	[***]	$[***]	$[***]

Hourly Labor	$	[***]	$[***]	$[***]

Sub-total (Salary + Benefits)	$	[***]	$[***]	$[***]

Travel	$	[***]	$[***]	$[***]
Supplies	$	[***]	$[***]	$[***]

Total Direct Costs	$	[***]	$[***]	$[***]

Indirect ( 50% of Direct)	$	[***]	$[***]	$[***]

Total	$	[***]	$[***]	$[***]

Budget justification:

Salaries:

The Research Assistant and hourly labor will provide additional hands for the field evaluations, harvesting, and greenhouse work needed to complete the project. Fringe benefits are calculated at [***]% to include FICA and health insurance and thrift for the Research Assistant. A five percent fixed salary increase is requested for the second year. Hourly labor support is requested both years for additional help with fieldwork and data collection.

Travel:

Travel funds are requested to allow the main scientific personnel to travel to the off-site research plots in Georgia.

Supplies:

$[***] per year is requested for general supplies for field and greenhouse studies.

Billing Schedule: Invoices will be sent by NOBLE to CERES for actual expenses from the previous period on the last day of the first month following the close of each quarter, not to exceed the total amounts per year as specified above.

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IN WITNESS THEREOF this SCHEDULE has been executed on the date hereinbefore entered.

CERES, INC.

/s/ Michael Stephenson		8/15/12
By:	Michael Stephenson	Date
Vice President of Operations

/s/ J. Jefferson Gwyn		8/7/12
By:	J. Jefferson Gwyn, PhD	Date
Vice President, Breeding & Genomics

THE SAMUEL ROBERTS NOBLE FOUNDATION, INC.

/s/ Steven Rhines		30 July 2012
By:	Steven Rhines	Date
Vice President, General Counsel

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ATTACHMENT A

RESEARCH AND DEVELOPMENT PLAN

CERES-NOBLE SCHEDULE 7 (BREEDING 2012-2014)

Goal 1: Testing of Experimental [***] Cultivars and [***]

The following experimental [***] developed during the previous schedules were established in performance trials at both Ardmore, OK and Athens, GA during 2010. They were harvested for yield during 2011 and as part of this current schedule, and will be harvested again during 2012 and 2013. The best performing cultivars will be identified based on their multi-location yields and performance and pre-breeder seed from the superior [***] cultivars, and clonal [***] that gave the best [***] and will be stored or transferred to Ceres.

Entry
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
EG1101
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
EG1102

In 2011, the following experimentals were likewise established and harvested at Ardmore. Certain designated entries were also being evaluated in UGA Athens, along with other UGA

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entries. In addition, all entries from this trial, plus the 2010 trial shown above, were established by Ceres at College Station, TX. These trials will be harvested during the 2012 and 2013 growing seasons. Again, the best performing cultivars will be identified based on their multi-location yields and performance and seed from the superior [***] cultivars and clonal [***] that gave the best [***] and will be stored or transferred to Ceres.

Entry	Entry
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	EG1101
[***]	EG1102
[***]
[***]

Goal 2: Building Populations for Use as [***] for Future [***] Parents:

Work to date:

This is an extension of the CERES-NOBLE Schedule 5.

Proposed work:

The [***] from the [***] by [***] crosses were established in the field at Burneyville, OK in May 2012 and will be evaluated for yield and performance during 2012 and 2013. Since phenotyping will be accomplished during the proposed work, it is also possible that a project could result based on these [***]. Noble could collect plant tissue and Ceres could conduct the actual [***]. The feasibility of this project can be determined at a later date by the MANAGEMENT COMMITTEE.

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